UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2004

APHTON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19122	95-3640931

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

80 S.W. Eighth Street Miami, Florida		33130

(Address of principal executive offices)		(Zip code)

(305) 374-7338
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

     On February 9, 2004, Aphton Corporation issued a press release announcing preliminary unaudited financial results for the year ended December 31, 2003. A copy of the exhibit is attached as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2004
APHTON CORPORATION

/s/ FREDERICK W. JACOBS

Frederick W. Jacobs Chief Financial Officer and Chief Accounting Officer

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